EXHIBIT C

NOTICE OF INTENT TO TENDER

Regarding

MULTI-STRATEGY SERIES G SHARES

of

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC

Tendered Pursuant to the Offer to Purchase Dated September 25, 2017

THIS NOTICE OF INTENT TO TENDER MUST BE
RECEIVED BY BNY MELLON INVESTMENT SERVICING BY WEDNESDAY, OCTOBER 25, 2017.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
AT 11:59 P.M., NEW YORK TIME, ON WEDNESDAY,
OCTOBER 25, 2017, UNLESS THE OFFER IS EXTENDED.

Complete this Notice of Intent to Tender and Return or Deliver via U.S. Post Service mail to:

SkyBridge Capital c/o
BNY Mellon Investment Servicing
PO Box 9861
Providence, RI 02940-5078

or via overnight private shipping service to:

SkyBridge Capital c/o
BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581

For additional information:

Phone: (855) 631-5474

Fax:  (508) 599-4150

You may also direct questions to your financial consultant.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Ladies and Gentlemen:

The undersigned hereby tenders to SkyBridge Multi-Adviser Hedge Fund Portfolios LLC, a closed-end, non-diversified, management investment company organized under the laws of the State of Delaware (the “Company”), the shares of limited liability company interests in the Company (“Shares”) (such Shares designated as “Multi-Strategy Series G” Shares) held by the undersigned, described and specified below, on the terms and conditions set out in the Offer to Purchase, dated September 25, 2017 (“Offer”), receipt of which is hereby acknowledged, and in this Notice of Intent to Tender.  THE OFFER AND THIS NOTICE OF INTENT TO TENDER ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET OUT IN THE OFFER, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE COMPANY TO REJECT ANY AND ALL TENDERS DETERMINED BY IT, IN ITS SOLE DISCRETION, NOT TO BE IN THE APPROPRIATE FORM.

The undersigned hereby sells to the Company the Shares tendered pursuant to this Notice of Intent to Tender.  The undersigned warrants that it has full authority to sell the Shares tendered hereby and that the Company will acquire good title to the Shares, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to this sale, and not subject to any adverse claim, when and to the extent the Shares are purchased by the Company.  Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer.

The undersigned recognizes that under certain circumstances set out in the Offer, the Company may not be required to purchase the Shares tendered hereby.

A promissory note for the purchase price will be held on behalf of the undersigned with his or her authorized placement agent designated for this purpose.  Subsequently, any cash payment of the purchase price for the Shares tendered by the undersigned will be made by wire transfer to the same account.  The undersigned understands that purchases will be made based on either the number of shares or the dollar amount accepted for purchase by the Company as of October 25, 2017, or if the Offer is extended, such later date as described in Section 1 of the Offer to Purchase.  The undersigned understands that the purchase price will be based on the unaudited net asset value per Share as of December 29, 2017, or, if the Offer is extended, such later date as described in Section 3 of the Offer to Purchase.  The undersigned further understands that in the unlikely event any payment for the Shares tendered hereby is in the form of marketable securities, such payment will be made by means of a special arrangement between the undersigned and the Company, separate from this Notice of Intent to Tender and the Offer.

All authority conferred or agreed to be conferred in this Notice of Intent to Tender will survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder will be binding on the heirs, personal representatives, successors and assigns of the undersigned.  Except as stated in Section 6 of the Offer to Purchase, this tender is irrevocable.  A form to use to give notice of withdrawal of a tender is available upon request.

INSTRUCTIONS TO TENDERING SHAREHOLDER:  PLEASE FAX OR MAIL VIA U.S. POST SERVICE IN THE ENCLOSED POSTAGE PAID ENVELOPE TO:  SKYBRIDGE CAPITAL C/O BNY MELLON INVESTMENT SERVICING, PO BOX 9861, PROVIDENCE RI 02940-5078; OR VIA PRIVATE OVERNIGHT SERVICE TO SKYBRIDGE CAPITAL C/O BNY MELLON INVESTMENT SERVICING, 4400 COMPUTER DRIVE, WESTBOROUGH, MA 01581.  FOR ADDITIONAL INFORMATION:  PHONE (855) 631-5474 FAX:  (508) 599-4150.  IF THE SHAREHOLDER CHOOSES TO FAX THE NOTICE OF INTENT TO TENDER, IT SHOULD MAIL THE ORIGINAL NOTICE OF INTENT TO TENDER TO BNY MELLON INVESTMENT SERVICING PROMPTLY AFTER IT IS FAXED (ALTHOUGH THE ORIGINAL DOES NOT HAVE TO BE RECEIVED BEFORE 11:59 P.M., NEW YORK TIME, ON WEDNESDAY, OCTOBER 25, 2017).

2

PLEASE NOTE, IF YOU ARE FAXING MULTIPLE NOTICES OF INTENT TO TENDER, PLEASE FAX EACH NOTICE SEPARATELY.

PART 1.	ACCOUNT DETAILS (PLEASE COMPLETE; JOINT OWNERS SHOULD COMPLETE FOR EACH, IF APPLICABLE):

Name of Shareholder: _______________________________________________

Account Number: _____________________

Social Security No.
or Taxpayer
Identification No.: __________________

Telephone Number: __________________

Name of Joint Shareholder: __________________________________________

Social Security No.
or Taxpayer
Identification No.: __________________

Telephone Number: __________________

PART 2.	SHARES BEING TENDERED

Such tender is with respect to (specify one):

☐	All of the undersigned’s Shares.

OR

☐	A portion of the undersigned’s Shares expressed in number of shares.

PLEASE SPECIFY NUMBER OF SHARES: ______________________

OR

☐	A portion of the undersigned’s Shares expressed in dollars.

PLEASE SPECIFY DOLLAR AMOUNT: ______________________

3

For informational purposes only, as of the close of business on July 31, 2017, the unaudited net asset value per Share of Multi-Strategy Series G was $1,174.653.  Such net asset value is subject to fluctuation and the Company cannot advise as to what the value of the Shares will be as of October 25, 2017 (or such later date described in Section 1 of the Offer to Purchase), nor what the purchase price will be as of December 29, 2017 (or such later date described in Section 3 of the Offer to Purchase).

A minimum account balance of $25,000 (or any lower amount equal to a Shareholder’s initial subscription amount net of placement fees) must be maintained after taking into account this tender (the “Required Minimum Balance”).  The undersigned understands and agrees that if the undersigned tenders an amount that would cause the undersigned’s account balance to fall below the Required Minimum Balance, the Company may reduce the amount to be purchased from the undersigned so that the Required Minimum Balance is maintained.

PART 3.	PAYMENT.

CASH PAYMENT

Cash payments will be wire transferred to the account from which the undersigned’s most recent subscription funds were debited.

Cash payments will be paid only to the registered account holders.  Please note that no third party payments will be made

PROMISSORY NOTE

The promissory note will be held on behalf of the undersigned.  A copy may be requested by calling (855) 631-5474 and, upon request, will be mailed to the undersigned to the address of the undersigned as maintained in the books and records of the Company.

PART 4.	SIGNATURE(S). If joint ownership, all parties must sign. If fiduciary, partnership or corporation, indicate title of signatory under signature lines.

Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)	Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)

Print Name of Shareholder	Print Name of Shareholder

Title (if applicable)	Title (if applicable)

Date:______________	Date: ______________

4

NOTICE OF INTENT TO TENDER

Regarding

MULTI-STRATEGY SERIES G SHARES

of

SKYBRIDGE MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC
FOR CLIENTS OF MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Tendered Pursuant to the Offer to Purchase Dated September 25, 2017

YOUR MERRILL LYNCH FINANCIAL ADVISOR/PORTFOLIO MANAGER MUST SUBMIT THIS NOTICE OF INTENT TO TENDER FOR PROCESSING BY 11:59 P.M., NEW YORK TIME ON WEDNESDAY, OCTOBER 25, 2017.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
AT 11:59 P.M., NEW YORK TIME, ON WEDNESDAY,
OCTOBER 25, 2017, UNLESS THE OFFER IS EXTENDED.

Should you wish to participate in this Offer, please contact your Merrill Lynch Financial Advisor/Portfolio Manager who will enter the order and provide you with a customized Notice of Intent to Tender for your account.  The Notice of Intent to Tender generated for your account will need to be signed and returned or delivered to your Merrill Lynch Financial Advisor/Portfolio Manager.

For additional information call your Merrill Lynch Financial Advisor/Portfolio Manager.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Ladies and Gentlemen:

The undersigned hereby tenders to SkyBridge Multi-Adviser Hedge Fund Portfolios LLC, a closed-end, non-diversified, management investment company organized under the laws of the State of Delaware (the “Company”), the shares of limited liability company interests in the Company (“Shares”) (such Shares designated as “Multi-Strategy Series G” Shares) held by the undersigned, described and specified below, on the terms and conditions set out in the Offer to Purchase, dated September 25, 2017 (“Offer”), receipt of which is hereby acknowledged, and in this Notice of Intent to Tender.  THE OFFER AND THIS NOTICE OF INTENT TO TENDER ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET OUT IN THE OFFER, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE COMPANY TO REJECT ANY AND ALL TENDERS DETERMINED BY IT, IN ITS SOLE DISCRETION, NOT TO BE IN THE APPROPRIATE FORM.

For informational purposes only, as of the close of business on July 31, 2017, the unaudited net asset value per Share of Multi-Strategy Series G was $1,174.653.  Such net asset value is subject to fluctuation and the Company cannot advise as to what the value of the Shares will be as of October 25, 2017 (or such later date described in Section 1 of the Offer to Purchase), nor what purchase price will be as of December 29, 2017 (or such later date described in Section 3 of the Offer to Purchase).

The undersigned hereby sells to the Company the Shares tendered pursuant to this Notice of Intent to Tender.  The undersigned warrants that it has full authority to sell the Shares tendered hereby and that the Company will acquire good title to the Shares, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to this sale, and not subject to any adverse claim, when and to the extent the Shares are purchased by the Company.  Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer.

The undersigned recognizes that under certain circumstances set out in the Offer, the Company may not be required to purchase the Shares tendered hereby.

A promissory note for the purchase price will be held on behalf of the undersigned with his or her authorized placement agent designated for this purpose.  Subsequently, any cash payment of the purchase price for the Shares tendered by the undersigned will be made by wire transfer to the same account.  A copy of the promissory note may be requested by calling your Merrill Lynch Financial Advisor/Portfolio Manager or BNY Mellon Investment Servicing at (855) 631-5474, and will be mailed to the undersigned to the address of the undersigned as maintained in the books and records of the Company.  The undersigned understands that the purchase price will be based on the unaudited net asset value per Share as of December 29, 2017, or, if the Offer is extended, such later date as described in Section 3 of the Offer to Purchase.  The undersigned further understands that in the unlikely event any payment for the Shares tendered hereby is in the form of marketable securities, such payment will be made by means of a special arrangement between the undersigned and the Company, separate from this Notice of Intent to Tender and the Offer.

All authority conferred or agreed to be conferred in this Notice of Intent to Tender will survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder will be binding on the heirs, personal representatives, successors and assigns of the undersigned.  Except as stated in Section 6 of the Offer to Purchase, this tender is irrevocable.  A form to use to give notice of withdrawal of a tender is available upon request.

INSTRUCTIONS TO TENDERING SHAREHOLDER:  PLEASE CONTACT YOUR MERRILL LYNCH FINANCIAL ADVISOR/PORTFOLIO MANAGER WHO WILL ENTER THE TENDER ORDER AND PROVIDE YOU WITH A CUSTOMIZED NOTICE OF INTENT TO TENDER FOR YOUR ACCOUNT.  THE NOTICE OF INTENT TO TENDER GENERATED FOR YOUR ACCOUNT WILL NEED TO BE SIGNED AND RETURNED OR DELIVERED TO YOUR MERRILL LYNCH FINANCIAL ADVISOR/PORTFOLIO MANAGER.  FOR ADDITIONAL INFORMATION, CALL YOUR MERRILL FINANCIAL ADVISOR/PORTFOLIO MANAGER.  IF THE SHAREHOLDER CHOOSES TO FAX THE SIGNED NOTICE OF INTENT TO TENDER (OR OTHERWISE DELIVER NOT IN ORIGINAL FORM), IT SHOULD MAIL THE ORIGINAL NOTICE OF INTENT TO TENDER TO ITS MERRILL FINANCIAL ADVISOR/PORTFOLIO MANAGER PROMPTLY AFTER IT IS INITIALLY DELIVERED (ALTHOUGH THE ORIGINAL DOES NOT HAVE TO BE RECEIVED BEFORE 11:59 P.M., NEW YORK TIME, ON WEDNESDAY, OCTOBER 25, 2017).

Tender Offer Request
Order Form - U.S. Investors
Document No.:	Client Account No.:
Subscriber Name:	Production No. / UST CAI No.:

These Tender Offer Request Signature Pages (or “Signature Pages”) relate to the client’s (the “Client”) redemption from one or more investment funds (each, a “Fund”). The term “Fund” or “Funds” as used herein refers to each investment fund from which the Client is redeeming as set forth in the Signature Pages. The term “Interest” refers to any unit of participation, share, or other form of interest issued by a Fund.

Instructions for Placing a Request for a Tender Offer for the Funds

After discussing the terms of the tender offer or redemption request with the Client, the Financial Advisor, Portfolio Manager or registered representative (each, an “Investment Professional”) must:

STEP 1. REVIEW Client information
Review all pages of this document for accuracy and completeness prior to delivering to the Client.

STEP 2. DISCUSS with your Client
Ensure your Client understands, verifies and completes all sections of this document before signing.

STEP 3. SIGN and DATE
Your Client must sign and date the document. (For fiduciary accounts, instructions for signing requirements are included in the offering kits of each Fund).

STEP 4. SCAN and SUBMIT
Scan the completed and signed document to your desktop and submit it through the Dashboard on the Alternative Investments Website.

Investment Professional Attestation

The undersigned Investment Professional hereby certifies that the Client is known to and is a Client of the Investment Professional, and the Investment Professional has had substantive discussions with the Client regarding the Client’s investment objectives. The Investment Professional confirms that he/she has a reasonable basis for believing (i) that all of the representations made by the Client on these Signature Pages are true and correct, (ii) based on information obtained from the Client concerning the Client’s investment objectives, other investments, financial situation and needs, and any other information known to the Investment Professional, that a tender, redemption or withdrawal from the Fund is suitable for the Client, and (iii) that the Client’s contact information on record with the selling agent and as noted on these Signature Pages is true and correct. The Investment Professional confirmed that the Client is aware of the financial terms and risks applicable to a tender, redemption or withdrawal from the Fund and the specific class(es) and series of Interests issued by each Fund in which the Client currently invests.

Investment Professional Name

Investment Professional Signature Date

Document No.:	Client Account No.:	Production No. / UST CAI No.:
Subscriber Name:		1 of 3

TENDER_v1.1

Document No.:	Client Account No.:	Production No. / UST CAI No.:
Subscriber Name:

Client Account Details

Attention!	Account Registration and Address
The Fund will not accept a P.O. Box as the Primary Address. If the address above is a P.O. Box, please handwrite a physical mailing address on the additional lines provided.

Account Classification	Taxpayer Identification No.	Account Number

Request Tender / Redemption Details

Fund Name:
Effective Date	Cut-off Date	Channel	Tender Type				Units (If Partial)

			☐	Full	☐	Partial

Payment – Cash

Cash payments due pursuant to this request will be made directly to Merrill Lynch, Pierce, Fenner & Smith, Inc. or U.S. Trust, as indicated above, who will facilitate the distribution of proceeds into the Client’s account.

Document No.:	Client Account No.:	Production No. / UST CAI No.:
Subscriber Name:		2 of 3

TENDER_v1.1

Document No.:	Client Account No.:	Production No. / UST CAI No.:
Subscriber Name:

Signature

By executing and submitting  these Signature Pages, you acknowledge that this request is subject to all of the terms and conditions set forth in the Offer and the Letter of Transmittal. Except as stated in the Offer, this request is irrevocable. You acknowledge the absolute right of the Fund to reject any and all tenders, including those that the Fund determines, in its sole discretion, are not in the appropriate form. . You represent that you are the beneficial owner of the Interests in the Fund to which this request relates, or that the person signing this request is an authorized representative of the redeeming investor.

Internal Revenue Code Certification

Under penalties of perjury, by signature below, you hereby represent, warrant and certify as follows (a) the Social Security/Taxpayer ID Number set forth in these Signature Pages is your true, correct and complete Social Security/Taxpayer ID Number, and you are a U.S. citizen or other United States person (as defined in the instructions to IRS Form W-9), (b) you are not subject to backup withholding because (i) you are exempt from backup withholding, (ii) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified you that you are no longer subject to backup withholding, (c) if an exemption from FATCA reporting was requested on this document then you certify that the FATCA code(s) entered on this document, if any, indicating that you are exempt from FATCA reporting is correct. You agree to notify your Investment Professional within 30 days of any change in the information set forth above.

Certification instructions. You must cross out item (b) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature 1:

Signature 1		Date

Signer's Name	Title
(please print)

Signature 2:

Signature 2		Date

Signer's Name	Title
(please print)

Document No.:	Client Account No.:	Production No. / UST CAI No.:
Subscriber Name:		3 of 3

TENDER_v1.1